EXHIBIT 10.1

AEI CapForce II Investment Corp

Duplex Penthouse, Unit A-33A-6

Level 33, Tower A, UOA Bangsar Tower

No. 5, Bangsar Utama 1 Road,

59000 Kuala Lumpur, Malaysia

[_______], 2024

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between AEI CapForce II Investment Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of , 2021 (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date (or such shorter period as you may agree) of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds to a segregated account held by you on behalf of the Beneficiaries to the effect that, on the Consummation Date, all of the funds held in the Trust Account at JP Morgan Chase Bank, N.A. will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date (including as directed to it by the Underwriter (with respect to the Deferred Discount)).

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), and (ii) the Company shall deliver to you (a) a certificate by the Chief Executive Officer, Chief Financial Officer, Co-Executive Chairman or Vice Chairman, which verifies that the Business Combination has been approved by a vote of the Company’s stockholders, if a vote is held and (b) a joint written instruction signed by the Company and the Underwriter with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to public stockholders who have properly exercised their redemption rights and payment of the Deferred Discount directly to the account or accounts directed by the Underwriter from the Trust Account (the “Instruction Letter”).

You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such notice as soon thereafter as possible.

Very truly yours,

AEI CapForce II Investment Corp

By:
Name:	John Tan
Title:	CEO and Chairman of the Board

cc: EF Hutton

EXHIBIT B

AEI CapForce II Investment Corp

Duplex Penthouse, Unit A-33A-6

Level 33, Tower A, UOA Bangsar Tower

No. 5, Bangsar Utama 1 Road,

59000 Kuala Lumpur, Malaysia

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between AEI CapForce II Investment Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of , 2024 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a target business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Operating Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected1 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company.

Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

AEI CapForce II Investment Corp
By:
Name:	John Tan
Title:	CEO and Chairman of the Board

cc: EF Hutton

[1]	18 months from the closing of the Offering or such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation.

EXHIBIT C

AEI CapForce II Investment Corp

Duplex Penthouse, Unit A-33A-6

Level 33, Tower A, UOA Bangsar Tower

No. 5, Bangsar Utama 1 Road,

59000 Kuala Lumpur, Malaysia

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between AEI CapForce II Investment Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of , 2024 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $______ of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

AEI CapForce II Investment Corp
By:
Name:	John Tan
Title:	CEO and Chairman of the Board

cc: EF Hutton

EXHIBIT D

AEI CapForce II Investment Corp

Duplex Penthouse, Unit A-33A-6

Level 33, Tower A, UOA Bangsar Tower

No. 5, Bangsar Utama 1 Road,

59000 Kuala Lumpur, Malaysia

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account – Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between AEI CapForce II Investment Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of , 2024 (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $_______ of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated certificate of incorporation or with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to a segregated account held by you on behalf of the Beneficiaries.

Very truly yours,

AEI CapForce II Investment Corp

By:
Name:	John Tan
Title:	CEO and Chairman of the Board

cc: EF Hutton